Certification Pursuant to 18 U.S.C. Section 1350 as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Kevin W. Cadette, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of JobsInSite, Inc on Form 10-QSB for the quarter ended September 30, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of JobsInSite, Inc.

Dated: November 19, 2007	/s/ Kevin W. Cadette
	Name:	Kevin W. Cadette
	Title:	Chief Financial Officer